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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of Earliest Event Reported): April 20, 2004

                       MEDICIS PHARMACEUTICAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)


           Delaware                     0-18443                   52-1574808
       (State or Other           (Commission File Number)       (IRS Employer
Jurisdiction of Incorporation)                               Identification No.)


8125 North Hayden Road
Scottsdale, Arizona                                                   85258-2463
(Address of Principal                                                 (Zip Code)
Executive Offices)


Registrant's telephone number, including area code:               (602) 808-8800



                                       N/A
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events and Regulation FD Disclosure

         On April 20, 2004, Medicis Pharmaceutical Corporation (the "Company") issued a press release announcing that it had entered into an asset purchase agreement, license agreement and securities purchase agreement with BioMarin Pharmaceutical, Inc.

         A copy of the Company's press release is attached hereto as Exhibit
99.1.

Item 7.  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not Applicable.

(b) Pro Forma Financial Information.

Not Applicable.

(c) Exhibits.

99.1 Copy of press release, dated April 20, 2004, issued by Medicis Pharmaceutical Corporation


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MEDICIS PHARMACEUTICAL CORPORATION
                                        (Registrant)


Date:  April 21, 2004                   /s/ Mark A. Prygocki, Sr.
                                        ----------------------------------------
                                        Name:      Mark A. Prygocki, Sr.
                                        Title:     Executive Vice President,
                                                   Chief Financial Officer,
                                                   Corporate Secretary and
                                                   Treasurer



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER              DESCRIPTION
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99.1                Copy of press release, dated April 20, 2004, issued by
                    Medicis Pharmaceutical Corporation